Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2018

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to our post-acquisition integration of The Chubb Corporation.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1 - 2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results—Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Global P&C Results
	- Global P&C Underwriting Results—Consecutive Quarters	11

IV.	Segment Results
	- North America Commercial P&C Insurance	12
	- North America Personal P&C Insurance	13
	- North America Agricultural Insurance	14
	- Overseas General Insurance	15 - 16
	- Global Reinsurance	17
	- Life Insurance	18
	- Corporate	19

V.	Balance Sheet Details
	- Loss Reserve Rollforward	20
	- Reinsurance Recoverable Analysis	21
	- Investment Portfolio	22 - 25
	- Net Realized and Unrealized Gains (Losses)	26 - 27
	- Debt and Capital	28
	- Computation of Basic and Diluted Earnings Per Share	29
	- Book Value and Book Value per Common Share	30

VI.	Other Disclosures
	- Non-GAAP Financial Measures	31 - 37
	- Glossary	38

The 2017 gross premiums written and net premiums written amounts for the North America Commercial P&C Insurance and Overseas General Insurance segments have been revised to reflect the transfer of certain multinational accounts between these segments to better align the reporting with the management of these businesses in 2018. The North America Commercial P&C Insurance segment transfers to (from) Overseas General Insurance segment in 2017 were: $12 million for Q1, $1 million for Q2, $3 million for Q3 and ($7) million for Q4. There is no impact on a consolidated basis.

Chubb Limited

Consolidated Financial Highlights—Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended June 30		% Change 2Q-18 vs.	% Change ex Merger Actions (1) 2Q-18 vs.	Constant $	Constant $ % Change 2Q-18 vs.	C$ % Change ex Merger Actions (1) 2Q-18 vs.
	2018	2017	2Q-17	2Q-17	2017	2Q-17	2Q-17
Gross premiums written	$9,929	$9,305	6.7%		$9,414	5.5%
Net premiums written	$8,015	$7,581	5.7%		$7,688	4.3%
P&C net premiums written	$7,450	$7,058	5.6%	6.2%	$7,158	4.1%	4.7%
Global P&C net premiums written	$7,062	$6,655	6.1%	6.8%	$6,755	4.6%	5.2%
Net premiums earned	$7,664	$7,237	5.9%		$7,358	4.2%
Net investment income	$828	$770	7.4%		$775	6.9%
Adjusted net investment income	$890	$855	4.0%		$860	3.5%
Core operating income	$1,253	$1,180	6.2%		$1,200	4.5%
Net income	$1,294	$1,305	-0.8%
Operating cash flow	$1,646	$627
P&C combined ratio (2)
Loss and loss expense ratio	60.4%	59.0%
Underwriting and administrative expense ratio	28.0%	29.0%

Combined ratio	88.4%	88.0%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats) (2)
CAY loss and loss expense ratio ex Cats	60.0%	58.6%
CAY underwriting and administrative expense ratio ex Cats	28.1%	28.9%

CAY combined ratio ex Cats	88.1%	87.5%
ROE	10.1%	10.5%
Core operating return on equity (ROE)	9.8%	9.8%
Effective tax rate	14.4%	13.3%
Core operating effective tax rate	14.8%	16.0%
Diluted earnings per share
Net income	$2.76	$2.77	-0.4%
Core operating income	$2.68	$2.50	7.2%
Weighted average basic common shares outstanding	465.3	468.0
Weighted average diluted common shares outstanding	468.4	471.9

(1)	Consolidated net premiums written were adversely impacted by merger-related actions of $46 million in Q2 2018, of which $45 million impacted P&C net premiums written.
(2)	The increase in combined ratio includes the year-over-year increase in certain large structured transactions, which adversely impacted the combined ratio by 0.3% comprising a 1.0% increase in the loss ratio and a 0.7% decrease in the expense ratio.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights—Year To Date

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

	Six months ended June 30		% Change YTD-18 vs	% Change ex Merger Actions (1) YTD-18 vs	Constant $	Constant $ % Change YTD-18 vs	C$ % Change ex Merger Actions (1) YTD-18 vs
	2018	2017	YTD-17	YTD-17	2017	YTD-17	YTD-17
Gross premiums written	$18,662	$17,706	5.4%		$17,998	3.7%
Net premiums written	$15,119	$14,291	5.8%		$14,553	3.9%
P&C net premiums written	$13,995	$13,244	5.7%	6.4%	$13,490	3.7%	4.4%
Global P&C net premiums written	$13,499	$12,780	5.6%	6.4%	$13,026	3.6%	4.3%
Net premiums earned	$14,691	$14,009	4.9%		$14,256	3.1%
Net investment income	$1,634	$1,515	7.8%		$1,525	7.2%
Adjusted net investment income	$1,767	$1,691	4.5%		$1,701	3.9%
Core operating income	$2,350	$2,355	-0.2%		$2,390	-1.6%
Net income	$2,376	$2,398	-0.9%
Operating cash flow	$2,197	$1,640
P&C combined ratio (2)
Loss and loss expense ratio	60.2%	58.2%
Underwriting and administrative expense ratio	29.0%	29.6%

Combined ratio	89.2%	87.8%
P&C Current Accident Year (CAY) combined ratio—ex Catastrophe losses (Cats) (3)
CAY loss and loss expense ratio ex Cats	58.9%	58.4%
CAY underwriting and administrative expense ratio ex Cats	28.9%	29.4%

CAY combined ratio ex Cats	87.8%	87.8%
ROE	9.3%	9.7%
Core operating return on equity (ROE)	9.3%	9.8%
Effective tax rate	12.9%	12.0%
Core operating effective tax rate	13.5%	15.0%
Diluted earnings per share
Net income	$5.07	$5.08	-0.2%
Core operating income	$5.01	$4.99	0.4%
Weighted average basic common shares outstanding	465.5	468.2
Weighted average diluted common shares outstanding	469.0	472.1
				December 31 2017	% Change 2Q-18 vs 4Q-17
Book value per common share	$109.97			$110.32	-0.3%
Book value per common share excluding foreign currency (4)	$110.29			$110.32	0.0%
Tangible book value per common share	$66.00			$65.87	0.2%
Tangible book value per common share excluding foreign currency (4)	$66.14			$65.87	0.4%
Total hybrid & financial debt/capitalization	20.5%	20.4%		20.1%

(1)	Consolidated net premiums written were adversely impacted by merger-related actions of $96 million for YTD 2018, of which $93 million impacted P&C net premiums written.
(2)	The increase in combined ratio includes the year-over-year increase in certain large structured transactions, which adversely impacted the combined ratio by 0.1% comprising a 0.5% increase in the loss ratio and a 0.4% decrease in the expense ratio.
(3)	The increase in combined ratio includes the year-over-year increase in certain large structured transactions, which adversely impacted the combined ratio by 0.2% comprising a 0.5% increase in the loss ratio and a 0.3% decrease in the expense ratio.
(4)	For 2018, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the year.

Financial Highlights - YTD	Page 2

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	Consolidated Statements of Operations

		2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
	Gross premiums written	$9,929	$8,733	$8,960	$9,710	$9,305	$18,662	$17,706	$36,376
	Net premiums written	8,015	7,104	7,051	7,902	7,581	15,119	14,291	29,244
	Net premiums earned	7,664	7,027	7,218	7,807	7,237	14,691	14,009	29,034
(1)	Adjusted losses and loss expenses	4,479	4,100	4,272	6,252	4,148	8,579	7,937	18,461
	Realized (gains) losses on crop derivatives	(8)	(2)	—	5	2	(10)	2	7

	Losses and loss expenses	4,487	4,102	4,272	6,247	4,146	8,589	7,935	18,454
	Policy benefits	150	151	176	169	163	301	331	676
	Policy acquisition costs	1,464	1,464	1,447	1,488	1,449	2,928	2,846	5,781
	Administrative expenses	747	692	737	714	706	1,439	1,382	2,833
(2)	Adjusted net investment income	890	877	873	893	855	1,767	1,691	3,457
	Amortization expense of fair value adjustment on acquired invested assets	(62)	(71)	(76)	(80)	(85)	(133)	(176)	(332)

	Net investment income	828	806	797	813	770	1,634	1,515	3,125
(3)	Adjusted realized gains (losses)	10	(4)	—	(5)	103	6	96	91
	Realized gains (losses) on crop derivatives	8	2	—	(5)	(2)	10	(2)	(7)

	Net realized gains (losses)	18	(2)	—	(10)	101	16	94	84
(4)	Adjusted interest expense	177	169	168	162	160	346	326	656
	Amortization benefit of fair value adjustment on acquired long term debt	(10)	(12)	(12)	(12)	(13)	(22)	(25)	(49)

	Interest expense	167	157	156	150	147	324	301	607
	Gains (losses) from fair value changes in separate account assets	(10)	6	27	24	16	(4)	46	97
	Net realized gains (losses) related to unconsolidated entities	96	44	122	89	143	140	195	406
	Other income (expense)—operating	29	(3)	(82)	5	(14)	26	(26)	(103)

	Other income (expense)	115	47	67	118	145	162	215	400
	Amortization expense of purchased intangibles	85	85	66	65	65	170	129	260
	Chubb integration expenses	13	10	77	50	72	23	183	310
	Income tax expense (benefit)	218	135	(382)	(85)	200	353	328	(139)

	Net income (loss)	$1,294	$1,082	$1,533	$(70)	$1,305	$2,376	$2,398	$3,861

(1)	Adjusted losses and loss expenses used throughout this report include realized gains and losses on crop derivatives.
(2)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(3)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(4)	Adjusted interest expense used throughout this report excludes amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,330	$8,141	$8,374	$9,142	$8,748	$17,471	$16,599	$34,115
Net premiums written	7,450	6,545	6,496	7,363	7,058	13,995	13,244	27,103
Net premiums earned	7,112	6,487	6,665	7,280	6,722	13,599	12,988	26,933
Adjusted losses and loss expenses	4,295	3,895	4,089	6,071	3,966	8,190	7,562	17,722
Policy acquisition costs	1,326	1,336	1,293	1,356	1,319	2,662	2,602	5,251
Administrative expenses	667	614	660	637	629	1,281	1,233	2,530

P&C Underwriting income (loss)	$824	$642	$623	$(784)	$808	$1,466	$1,591	$1,430

P&C CAY Underwriting income ex Cats	$844	$813	$912	$839	$838	$1,657	$1,596	$3,347
% Change versus prior year period
Net premiums written	5.6%	5.8%	1.7%	4.6%	-0.8%	5.7%	5.2%	4.2%
Net premiums written excluding merger-related actions (1)	6.2%	6.6%	3.7%	3.9%	2.0%	6.4%	8.9%	6.3%
Net premiums earned	5.8%	3.5%	2.2%	1.5%	-2.5%	4.7%	0.0%	0.9%
Net premiums written constant $	4.1%	3.4%	0.5%	4.6%	-0.2%	3.7%	5.8%	4.2%
Net premiums written constant $ excluding merger-related actions (1)	4.7%	4.1%	2.5%	4.0%	2.6%	4.4%	9.5%	6.2%
Net premiums earned constant $	4.0%	1.6%	1.0%	1.3%	-2.0%	2.9%	0.3%	0.7%
P&C combined ratio (2)
Loss and loss expense ratio	60.4%	60.0%	61.4%	83.4%	59.0%	60.2%	58.2%	65.8%
Policy acquisition cost ratio	18.6%	20.6%	19.4%	18.6%	19.6%	19.6%	20.0%	19.5%
Administrative expense ratio	9.4%	9.5%	9.9%	8.8%	9.4%	9.4%	9.6%	9.4%

Combined ratio	88.4%	90.1%	90.7%	110.8%	88.0%	89.2%	87.8%	94.7%

CAY P&C combined ratio ex Cats (3)
CAY loss and loss expense ratio ex Cats	60.0%	57.7%	57.1%	61.3%	58.6%	58.9%	58.4%	58.8%
CAY underwriting and administrative expense ratio ex Cats	28.1%	29.9%	29.3%	27.2%	28.9%	28.9%	29.4%	28.8%

CAY combined ratio ex Cats	88.1%	87.6%	86.4%	88.5%	87.5%	87.8%	87.8%	87.6%

Other ratios
Net premiums written/gross premiums written	80%	80%	78%	81%	81%	80%	80%	79%
Expense ratio	28.0%	30.1%	29.3%	27.4%	29.0%	29.0%	29.6%	28.9%
Expense ratio excluding A&H	25.9%	27.9%	27.2%	25.1%	27.1%	26.9%	27.5%	26.8%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$—	$(15)	$22	$—	$—	$—	$7
Catastrophe losses—pre-tax	$211	$380	$432	$1,915	$200	$591	$406	$2,753
Favorable prior period development (PPD)—pre-tax	$(191)	$(209)	$(158)	$(270)	$(170)	$(400)	$(401)	$(829)

(1)	Net premiums written were adversely impacted by merger-related actions of $45 million in Q2 2018 and $93 million for YTD 2018.
(2)	The increase in combined ratio for QTD and YTD includes the year-over-year increase in certain large structured transactions, which adversely impacted the combined ratio by 0.3% and 0.1%, respectively, comprising a 1.0% and 0.5% increase, respectively, in the loss ratio and a 0.7% and 0.4% decrease, respectively, to the expense ratio.
(3)	The increase in combined ratio for QTD and YTD includes the year-over-year increase in certain large structured transactions, which adversely impacted the combined ratio by 0.3% and 0.2%, respectively, comprising a 1.0% and 0.5% increase, respectively, in the loss ratio and a 0.7% and 0.3% decrease, respectively, to the expense ratio.

Note: Refer to the Non-GAAP financial measures section for further information on the calculation of the components of combined ratios.

P&C Results	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	June 30 2018	March 31 2018	December 31 2017
Assets
Fixed maturities available for sale, at fair value	$77,963	$79,111	$78,939
Fixed maturities held to maturity, at amortized cost	13,860	14,253	14,335
Equity securities, at fair value	933	948	937
Short-term investments, at fair value	3,171	2,874	3,561
Other investments	5,259	4,919	4,672

Total investments	101,186	102,105	102,444
Cash	1,000	1,988	728
Securities lending collateral	2,355	2,039	1,737
Insurance and reinsurance balances receivable	10,341	9,570	9,334
Reinsurance recoverable on losses and loss expenses	14,792	14,982	15,034
Deferred policy acquisition costs	4,916	4,843	4,723
Value of business acquired	311	321	326
Prepaid reinsurance premiums	2,686	2,600	2,529
Goodwill and other intangible assets	21,759	22,123	22,054
Investments in partially-owned insurance companies	675	664	662
Other assets	7,513	7,546	7,451

Total assets	$167,534	$168,781	$167,022

Liabilities
Unpaid losses and loss expenses	$62,778	$63,139	$63,179
Unearned premiums	15,748	15,495	15,216
Future policy benefits	5,470	5,412	5,321
Insurance and reinsurance balances payable	6,448	6,148	5,868
Securities lending payable	2,355	2,039	1,737
Accounts payable, accrued expenses, and other liabilities	10,346	10,030	10,953
Deferred tax liabilities	326	468	699
Short-term debt	600	1,669	1,013
Long-term debt	12,184	12,786	11,556
Trust preferred securities	308	308	308

Total liabilities	116,563	117,494	115,850
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	52,491	51,789	50,629
Accumulated other comprehensive income (loss) (AOCI)	(1,520)	(502)	543

Total shareholders’ equity	50,971	51,287	51,172

Total liabilities and shareholders’ equity	$167,534	$168,781	$167,022

Book value per common share	$109.97	$110.10	$110.32
% change over prior quarter	-0.1%	-0.2%	1.5%
Tangible book value per common share	$66.00	$65.65	$65.87
% change over prior quarter	0.5%	-0.3%	1.2%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	2Q-18	2Q-17	% Change 2Q-18 vs. 2Q-17	YTD 2018	YTD 2017	% Change YTD-18 vs. YTD-17
Net premiums written
Commercial multiple peril (1)	$243	$227	7.0%	$444	$428	3.7%
Commercial casualty	1,446	1,221	18.4%	2,591	2,270	14.1%
Workers’ compensation	450	478	-5.9%	1,074	1,066	0.8%
Professional liability	889	900	-1.2%	1,662	1,663	-0.1%
Surety	161	153	5.2%	322	303	6.3%
Property and other short-tail lines	1,032	1,055	-2.2%	2,072	2,099	-1.3%

Total Commercial P&C	4,221	4,034	4.6%	8,165	7,829	4.3%
Agriculture	388	403	-3.7%	496	464	6.8%
Personal automobile—North America	229	209	9.6%	413	374	10.4%
Personal automobile—International	227	188	20.7%	441	374	17.9%
Personal homeowners	982	925	6.2%	1,720	1,622	6.0%
Personal other	389	363	7.2%	776	725	7.0%

Total Personal lines	1,827	1,685	8.4%	3,350	3,095	8.2%
Total Property and Casualty lines	6,436	6,122	5.1%	12,011	11,388	5.5%
Global A&H lines (2)	1,116	1,025	8.9%	2,188	2,019	8.4%
Reinsurance lines	197	190	3.8%	390	389	0.4%
Life	266	244	9.0%	530	495	7.1%

Total consolidated	$8,015	$7,581	5.7%	$15,119	$14,291	5.8%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results—Three months ended June 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,331	$1,335	$388	$2,199	$197	$—	$7,450	$565	$8,015
Net premiums earned	3,277	1,156	351	2,161	167	—	7,112	552	7,664
Adjusted losses and loss expenses	2,084	728	281	1,071	83	48	4,295	184	4,479
Policy benefits	—	—	—	—	—	—	—	150	150
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	10	10
Policy acquisition costs	448	228	26	584	40	—	1,326	138	1,464
Administrative expenses	253	68	1	266	9	70	667	80	747

Underwriting income (loss)	492	132	43	240	35	(118)	824	(10)	814
Adjusted net investment income	510	59	6	155	65	10	805	85	890
Other income (expense)—operating (1)	13	(1)	(1)	12	6	(2)	27	2	29
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(64)	(85)	—	(85)

Segment income (loss)	$1,015	$187	$41	$396	$106	$(174)	$1,571	$77	$1,648

Adjusted interest expense						(177)			(177)
Income tax expense						(218)			(218)

Core operating income (loss)						(569)			1,253
Chubb integration expenses, net of $3 million tax benefit						(10)			(10)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $11 million tax benefit (2)						(41)			(41)
Adjusted net realized gains (losses), net of $14 million tax (3)						92			92

Net income (loss)						$(528)			$1,294

Combined ratio	85.0%	88.6%	87.9%	88.9%	79.3%		88.4%
CAY combined ratio ex Cats	87.4%	79.3%	87.2%	91.0%	83.5%		88.1%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2018	Page 7

Chubb Limited

Consolidated Results— Six months ended June 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$6,143	$2,383	$496	$4,583	$390	$—	$13,995	$1,124	$15,119
Net premiums earned	6,306	2,296	394	4,268	335	—	13,599	1,092	14,691
Adjusted losses and loss expenses	3,992	1,614	226	2,149	150	59	8,190	389	8,579
Policy benefits	—	—	—	—	—	—	—	301	301
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	4	4
Policy acquisition costs	920	465	25	1,172	80	—	2,662	266	2,928
Administrative expenses	484	133	(2)	505	19	142	1,281	158	1,439

Underwriting income (loss)	910	84	145	442	86	(201)	1,466	(26)	1,440
Adjusted net investment income	1,013	118	13	306	129	20	1,599	168	1,767
Other income (expense)—operating (1)	19	(1)	(1)	5	13	(9)	26	—	26
Amortization expense of purchased intangibles	—	(6)	(14)	(21)	—	(128)	(169)	(1)	(170)

Segment income (loss)	$1,942	$195	$143	$732	$228	$(318)	$2,922	$141	$3,063

Adjusted interest expense						(346)			(346)
Income tax expense						(367)			(367)

Core operating income (loss)						(1,031)			2,350
Chubb integration expenses, net of $5 million tax benefit						(18)			(18)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $20 million tax benefit (2)						(91)			(91)
Adjusted net realized gains (losses), net of $11 million tax (3)						135			135

Net income (loss)						$(1,005)			$2,376

Combined ratio	85.6%	96.3%	63.3%	89.6%	74.4%		89.2%
CAY combined ratio ex Cats	87.2%	79.5%	83.5%	90.9%	80.3%		87.8%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2018	Page 8

Chubb Limited

Consolidated Results—Three months ended June 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,203	$1,255	$403	$2,007	$190	$—	$7,058	$523	$7,581
Net premiums earned	3,099	1,093	344	2,018	168	—	6,722	515	7,237
Adjusted losses and loss expenses	1,936	683	292	964	46	45	3,966	182	4,148
Policy benefits	—	—	—	—	—	—	—	163	163
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(16)	(16)
Policy acquisition costs	464	230	27	555	43	—	1,319	130	1,449
Administrative expenses	241	66	2	243	12	65	629	77	706

Underwriting income (loss)	458	114	23	256	67	(110)	808	(21)	787
Adjusted net investment income	490	56	6	148	65	13	778	77	855
Other income (expense)—operating (1)	4	(1)	(1)	3	(1)	(14)	(10)	(4)	(14)
Amortization expense of purchased intangibles	—	(5)	(7)	(11)	—	(42)	(65)	—	(65)

Segment income (loss)	$952	$164	$21	$396	$131	$(153)	$1,511	$52	$1,563

Adjusted interest expense						(160)			(160)
Income tax expense						(223)			(223)

Core operating income (loss)						(536)			1,180
Chubb integration expenses, net of $22 million tax benefit						(50)			(50)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $20 million tax benefit (2)						(52)			(52)
Adjusted net realized gains (losses), net of $19 million tax (3)						227			227

Net income (loss)						$(411)			$1,305

Combined ratio	85.2%	89.6%	93.3%	87.3%	60.2%		88.0%
CAY combined ratio ex Cats	86.1%	79.3%	91.1%	91.2%	77.0%		87.5%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2017	Page 9

Chubb Limited

Consolidated Results—Six months ended June 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$5,933	$2,239	$464	$4,219	$389	$—	$13,244	$1,047	$14,291
Net premiums earned	6,140	2,179	358	3,954	357	—	12,988	1,021	14,009
Adjusted losses and loss expenses	3,796	1,316	219	2,035	140	56	7,562	375	7,937
Policy benefits	—	—	—	—	—	—	—	331	331
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(46)	(46)
Policy acquisition costs	951	447	26	1,084	94	—	2,602	244	2,846
Administrative expenses	472	131	(3)	488	22	123	1,233	149	1,382

Underwriting income (loss)	921	285	116	347	101	(179)	1,591	(32)	1,559
Adjusted net investment income	968	111	12	296	127	25	1,539	152	1,691
Other income (expense)—operating (1)	—	(2)	(1)	4	(1)	(21)	(21)	(5)	(26)
Amortization expense of purchased intangibles	—	(8)	(14)	(22)	—	(84)	(128)	(1)	(129)

Segment income (loss)	$1,889	$386	$113	$625	$227	$(259)	$2,981	$114	$3,095

Adjusted interest expense						(326)			(326)
Income tax expense						(414)			(414)

Core operating income (loss)						(999)			2,355
Chubb integration expenses, net of $59 million tax benefit						(124)			(124)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $44 million tax benefit (2)						(107)			(107)
Adjusted net realized gains (losses), net of $17 million tax (3)						274			274

Net income (loss)						$(956)			$2,398

Combined ratio	85.0%	86.9%	67.7%	91.2%	71.8%		87.8%
CAY combined ratio ex Cats	87.0%	78.8%	88.2%	91.6%	77.0%		87.8%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2017	Page 10

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 12), North America Personal P&C Insurance segment (refer to page 13), Overseas General Insurance segment (refer to page 15), Global Reinsurance segment (refer to page 17), and Corporate (refer to page 19). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Global P&C Underwriting income
Gross premiums written	$8,787	$7,936	$8,098	$7,839	$8,179	$16,723	$15,863	$31,800
Net premiums written	7,062	6,437	6,370	6,437	6,655	13,499	12,780	25,587
Net premiums earned	6,761	6,444	6,413	6,382	6,378	13,205	12,630	25,425
Adjusted losses and loss expenses	4,014	3,950	4,029	5,307	3,674	7,964	7,343	16,679
Policy acquisition costs	1,300	1,337	1,287	1,307	1,292	2,637	2,576	5,170
Administrative expenses	666	617	664	638	627	1,283	1,236	2,538

Global P&C Underwriting income (loss)	$781	$540	$433	$(870)	$785	$1,321	$1,475	$1,038

Global P&C CAY Underwriting income ex Cats	$799	$786	$758	$752	$807	$1,585	$1,546	$3,056
% Change versus prior year period
Net premiums written	6.1%	5.1%	0.3%	4.0%	-1.2%	5.6%	5.2%	3.6%
Net premiums written excluding merger-related actions (1)	6.8%	5.9%	2.3%	3.3%	1.7%	6.4%	9.0%	5.8%
Net premiums earned	6.0%	3.1%	0.6%	0.4%	-2.9%	4.5%	-0.1%	0.2%
Net premiums written constant $	4.6%	2.6%	-0.8%	4.0%	-0.6%	3.6%	5.8%	3.6%
Net premiums written constant $ excluding merger-related actions (1)	5.2%	3.4%	1.2%	3.3%	2.4%	4.3%	9.6%	5.8%
Net premiums earned constant $	4.1%	1.2%	-0.6%	0.3%	-2.3%	2.7%	0.2%	0.0%
Combined ratio
Loss and loss expense ratio	59.4%	61.3%	62.8%	83.1%	57.6%	60.3%	58.1%	65.6%
Policy acquisition cost ratio	19.2%	20.8%	20.1%	20.5%	20.3%	20.0%	20.4%	20.3%
Administrative expense ratio	9.8%	9.5%	10.4%	10.0%	9.8%	9.7%	9.8%	10.0%

Combined ratio	88.4%	91.6%	93.3%	113.6%	87.7%	90.0%	88.3%	95.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	59.0%	57.6%	57.9%	58.0%	57.3%	58.3%	57.6%	57.8%
CAY underwriting and administrative expense ratio ex Cats	29.2%	30.2%	30.3%	30.2%	30.1%	29.7%	30.2%	30.2%

CAY combined ratio ex Cats	88.2%	87.8%	88.2%	88.2%	87.4%	88.0%	87.8%	88.0%

Other ratios
Net premiums written/gross premiums written	80%	81%	79%	82%	81%	81%	81%	80%
Expense ratio	29.0%	30.3%	30.5%	30.5%	30.1%	29.7%	30.2%	30.3%
Expense ratio excluding A&H	27.0%	28.2%	28.4%	28.3%	28.2%	27.6%	28.2%	28.3%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$—	$(15)	$22	$—	$—	$—	$7
Catastrophe losses—pre-tax	$209	$379	$432	$1,910	$192	$588	$393	$2,735
Favorable prior period development (PPD)—pre-tax	$(191)	$(133)	$(122)	$(266)	$(170)	$(324)	$(322)	$(710)

(1)	Net premiums written were adversely impacted by merger-related actions of $45 million in Q2 2018 and $93 million for YTD 2018.

Global P&C	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written (1)	$4,322	$3,678	$4,102	$3,919	$4,077	$8,000	$7,730	$15,751
Net premiums written (1)	3,331	2,812	3,000	3,086	3,203	6,143	5,933	12,019
Net premiums earned	3,277	3,029	3,035	3,016	3,099	6,306	6,140	12,191
Losses and loss expenses	2,084	1,908	1,911	2,580	1,936	3,992	3,796	8,287
Policy acquisition costs	448	472	453	469	464	920	951	1,873
Administrative expenses	253	231	253	256	241	484	472	981

Underwriting income (loss)	492	418	418	(289)	458	910	921	1,050
Net investment income	510	503	496	497	490	1,013	968	1,961
Other income (expense)—operating	13	6	(5)	4	4	19	—	(1)

Segment income	$1,015	$927	$909	$212	$952	$1,942	$1,889	$3,010

CAY Underwriting income ex Cats	$410	$395	$386	$346	$429	$805	$796	$1,528
Combined ratio (2)
Loss and loss expense ratio	63.6%	63.0%	63.0%	85.5%	62.5%	63.3%	61.8%	68.0%
Policy acquisition cost ratio	13.7%	15.6%	14.9%	15.5%	15.0%	14.6%	15.5%	15.4%
Administrative expense ratio	7.7%	7.6%	8.3%	8.6%	7.7%	7.7%	7.7%	8.0%

Combined ratio	85.0%	86.2%	86.2%	109.6%	85.2%	85.6%	85.0%	91.4%

CAY combined ratio ex Cats (3)
CAY loss and loss expense ratio ex Cats	66.0%	64.0%	64.1%	65.2%	63.4%	65.0%	63.9%	64.3%
CAY underwriting and administrative expense ratio ex Cats	21.4%	23.0%	23.2%	23.5%	22.7%	22.2%	23.1%	23.2%

CAY combined ratio ex Cats	87.4%	87.0%	87.3%	88.7%	86.1%	87.2%	87.0%	87.5%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$(1)	$(3)	$—	$—	$—	$(4)
Catastrophe losses—pre-tax	$73	$78	$167	$868	$102	$151	$185	$1,220
Favorable prior period development (PPD)—pre-tax (4)	$(155)	$(101)	$(200)	$(236)	$(131)	$(256)	$(310)	$(746)
% Change versus prior year period
Net premiums written	4.0%	3.0%	-2.7%	-0.7%	-1.3%	3.5%	7.0%	2.4%
Net premiums written excluding merger-related actions (5)	5.4%	4.4%	-1.0%	1.1%	1.3%	4.9%	10.0%	4.7%
Net premiums earned	5.8%	-0.4%	-1.7%	-2.3%	-1.6%	2.7%	1.6%	-0.2%
Other ratios
Net premiums written/gross premiums written	77%	76%	73%	79%	79%	77%	77%	76%
Production by Size
Net Premiums Written (1)
Major Accounts & Specialty (6)	$2,040	$1,630	$1,753	$1,786	$1,965	$3,670	$3,537	$7,076
Commercial (6)	1,291	1,182	1,247	1,300	1,238	2,473	2,396	4,943

Total	$3,331	$2,812	$3,000	$3,086	$3,203	$6,143	$5,933	$12,019

(1)	2017 amounts (Q1: $12 million; Q2: $1 million; Q3: $3 million; Q4: $(7) million) have been revised to reflect the North America Commercial P&C Insurance segment transfer of certain multinational accounts to (from) the Overseas General Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.
(2)	The increase in combined ratio for QTD and YTD includes the year-over-year increase in certain large structured transactions, which adversely impacted the combined ratio by 0.9% and 0.4%, respectively, comprising a 2.0% and 1.0% increase, respectively, in the loss ratio and a 1.1% and 0.6% decrease, respectively, to the expense ratio.
(3)	The increase in combined ratio for QTD and YTD includes the year-over-year increase in certain large structured transactions, which adversely impacted the combined ratio by 0.7% and 0.4%, respectively, comprising a 1.8% and 1.0% increase, respectively, in the loss ratio and a 1.1% and 0.6% decrease, respectively, to the expense ratio.
(4)	For Q2 2018, favorable prior period development is net of $11 million of favorable net premiums earned adjustments. For YTD 2018, favorable prior period development is net of $11 million of favorable net premiums earned adjustments, $6 million of unfavorable expense adjustments and $4 million of unfavorable reinstatement premium adjustments.

For Q2 2017, favorable prior period development is net of $2 million of unfavorable net premiums earned adjustments. For YTD 2017, favorable prior period development is net of $2 million of unfavorable net premiums earned adjustments and $9 million of unfavorable reinstatement premium adjustments.

(5)	Q2 2018 and YTD 2018 include the adverse impact of merger-related underwriting actions, respectively, as follows: Major Accounts & Specialty $41 million and $79 million; Commercial $2 million and $4 million.
(6)	Major Accounts & Specialty: principally large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$1,489	$1,181	$1,260	$1,338	$1,409	$2,670	$2,554	$5,152
Net premiums written	1,335	1,048	1,100	1,194	1,255	2,383	2,239	4,533
Net premiums earned	1,156	1,140	1,103	1,117	1,093	2,296	2,179	4,399
Losses and loss expenses	728	886	887	1,062	683	1,614	1,316	3,265
Policy acquisition costs	228	237	226	226	230	465	447	899
Administrative expenses	68	65	72	61	66	133	131	264

Underwriting income (loss)	132	(48)	(82)	(232)	114	84	285	(29)
Net investment income	59	59	58	57	56	118	111	226
Other expense—operating	(1)	—	(1)	(1)	(1)	(1)	(2)	(4)
Amortization expense of purchased intangibles	(3)	(3)	(4)	(4)	(5)	(6)	(8)	(16)

Segment income (loss)	$187	$8	$(29)	$(180)	$164	$195	$386	$177

CAY Underwriting income ex Cats	$240	$230	$218	$251	$228	$470	$464	$933
Combined ratio
Loss and loss expense ratio	63.0%	77.7%	80.4%	95.1%	62.4%	70.3%	60.4%	74.2%
Policy acquisition cost ratio	19.7%	20.8%	20.5%	20.2%	21.1%	20.2%	20.5%	20.4%
Administrative expense ratio	5.9%	5.7%	6.6%	5.5%	6.1%	5.8%	6.0%	6.1%

Combined ratio	88.6%	104.2%	107.5%	120.8%	89.6%	96.3%	86.9%	100.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.7%	53.3%	54.0%	51.9%	52.1%	53.5%	52.2%	52.6%
CAY underwriting and administrative expense ratio ex Cats	25.6%	26.4%	26.5%	25.6%	27.2%	26.0%	26.6%	26.3%

CAY combined ratio ex Cats	79.3%	79.7%	80.5%	77.5%	79.3%	79.5%	78.8%	78.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$(19)	$(3)	$—	$—	$—	$(22)
Catastrophe losses—pre-tax	$101	$284	$278	$448	$77	$385	$145	$871
Unfavorable (favorable) prior period development (PPD)—pre-tax	$7	$(6)	$3	$32	$37	$1	$34	$69
% Change versus prior year period
Net premiums written	6.4%	6.5%	5.8%	18.0%	2.0%	6.4%	6.5%	9.1%
Net premiums earned	5.6%	5.1%	2.6%	3.4%	-4.0%	5.3%	0.7%	1.9%
Other ratios
Net premiums written/gross premiums written	90%	89%	87%	89%	89%	89%	88%	88%

NA Personal	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$543	$205	$276	$1,303	$569	$748	$736	$2,315
Net premiums written	388	108	126	926	403	496	464	1,516
Net premiums earned	351	43	252	898	344	394	358	1,508
Adjusted losses and loss expenses (1)	281	(55)	60	764	292	226	219	1,043
Policy acquisition costs	26	(1)	6	49	27	25	26	81
Administrative expenses	1	(3)	(4)	(1)	2	(2)	(3)	(8)

Underwriting income	43	102	190	86	23	145	116	392
Net investment income	6	7	7	6	6	13	12	25
Other expense—operating	(1)	—	(1)	—	(1)	(1)	(1)	(2)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(8)	(7)	(14)	(14)	(29)

Segment income	$41	$102	$189	$84	$21	$143	$113	$386

CAY Underwriting income ex Cats	$45	$27	$154	$87	$31	$72	$50	$291
Combined ratio
Loss and loss expense ratio	80.0%	NM	23.7%	85.1%	85.2%	57.4%	61.3%	69.2%
Policy acquisition cost ratio	7.4%	NM	2.4%	5.4%	7.7%	6.3%	7.2%	5.4%
Administrative expense ratio	0.5%	NM	-1.7%	-0.1%	0.4%	-0.4%	-0.8%	-0.6%

Combined ratio	87.9%	NM	24.4%	90.4%	93.3%	63.3%	67.7%	74.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	79.3%	68.9%	36.9%	84.9%	83.0%	77.3%	81.7%	76.2%
CAY underwriting and administrative expense ratio ex Cats	7.9%	-1.2%	3.1%	5.4%	8.1%	6.2%	6.5%	5.3%

CAY combined ratio ex Cats	87.2%	67.7%	40.0%	90.3%	91.1%	83.5%	88.2%	81.5%

Catastrophe losses—pre-tax	$2	$1	$—	$5	$8	$3	$13	$18
Favorable prior period development (PPD)—pre-tax (2)	$—	$(76)	$(36)	$(4)	$—	$(76)	$(79)	$(119)
% Change versus prior year period
Net premiums written	-3.7%	76.2%	214.3%	9.0%	7.7%	6.8%	5.9%	14.2%
Net premiums earned	2.2%	214.2%	72.3%	9.6%	5.4%	10.3%	2.3%	14.6%
Other ratios
Net premiums written/gross premiums written	71%	53%	46%	71%	71%	66%	63%	66%

(1)	Includes realized gains/losses on crop derivatives.
(2)

For YTD 2018, favorable prior period development is net of $40 million unfavorable net premiums earned adjustments and $4 million of favorable profit-sharing commissions. For YTD 2017, favorable prior period development is net of $61 million unfavorable net premiums earned adjustments and $5 million of favorable profit-sharing commissions.

NA Agriculture	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written (1)	$2,743	$2,872	$2,632	$2,380	$2,465	$5,615	$5,139	$10,151
Net premiums written (1)	2,199	2,384	2,165	1,966	2,007	4,583	4,219	8,350
Net premiums earned	2,161	2,107	2,113	2,064	2,018	4,268	3,954	8,131
Losses and loss expenses	1,071	1,078	965	1,281	964	2,149	2,035	4,281
Policy acquisition costs	584	588	568	569	555	1,172	1,084	2,221
Administrative expenses	266	239	248	246	243	505	488	982

Underwriting income (loss)	240	202	332	(32)	256	442	347	647
Net investment income	155	151	150	164	148	306	296	610
Other income (expense)—operating	12	(7)	(10)	10	3	5	4	4
Amortization expense of purchased intangibles	(11)	(10)	(12)	(11)	(11)	(21)	(22)	(45)

Segment income	$396	$336	$460	$131	$396	$732	$625	$1,216

CAY Underwriting income ex Cats	$194	$195	$204	$195	$178	$389	$331	$730
Combined ratio
Loss and loss expense ratio	49.6%	51.1%	45.7%	62.1%	47.8%	50.4%	51.5%	52.6%
Policy acquisition cost ratio	27.0%	27.9%	26.9%	27.6%	27.5%	27.4%	27.4%	27.3%
Administrative expense ratio	12.3%	11.4%	11.7%	11.9%	12.0%	11.8%	12.3%	12.1%

Combined ratio	88.9%	90.4%	84.3%	101.6%	87.3%	89.6%	91.2%	92.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.7%	51.4%	51.6%	51.3%	51.6%	51.6%	51.9%	51.7%
CAY underwriting and administrative expense ratio ex Cats	39.3%	39.3%	38.7%	39.3%	39.6%	39.3%	39.7%	39.3%

CAY combined ratio ex Cats	91.0%	90.7%	90.3%	90.6%	91.2%	90.9%	91.6%	91.0%

Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$—	$5	$(9)	$—	$—	$—	$(4)
Catastrophe losses—pre-tax	$26	$15	$(55)	$326	$10	$41	$60	$331
Favorable prior period development (PPD)—pre-tax	$(72)	$(22)	$(68)	$(108)	$(88)	$(94)	$(76)	$(252)
% Change versus prior year period
Net premiums written	9.6%	7.8%	2.5%	1.3%	-1.1%	8.6%	3.6%	2.8%
Net premiums earned	7.1%	8.8%	3.1%	1.4%	-3.6%	7.9%	-2.3%	0.0%
Net premiums written constant $	5.1%	1.4%	-0.2%	1.3%	0.3%	3.1%	5.2%	2.8%
Net premiums earned constant $	2.0%	3.0%	0.2%	0.9%	-2.3%	2.5%	-1.3%	-0.4%
Other ratios
Net premiums written/gross premiums written	80%	83%	82%	83%	81%	82%	82%	82%

(1)	2017 amounts (Q1: $12 million; Q2: $1 million; Q3: $3 million; Q4: $(7) million) have been revised to reflect the North America Commercial P&C Insurance segment transfer of certain multinational accounts to (from) the Overseas General Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.

Overseas General Insurance	Page 15

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

Overseas General Insurance—Production by Region

	2Q-18	2Q-17	% Change 2Q-18 vs. 2Q-17	Constant $ 2Q-17	Constant $ % Change 2Q-18 vs. 2Q-17	YTD 2018	YTD 2017	% Change YTD-18 vs. YTD-17	Constant $ YTD 2017	Constant $ % Change YTD-18 vs. YTD-17
Net premiums written
Europe	$804	$726	10.7%	$793	1.4%	$1,914	$1,756	9.0%	$1,921	-0.4%
Latin America	550	508	8.3%	494	11.3%	1,078	1,005	7.3%	1,001	7.7%
Asia	764	673	13.5%	701	9.0%	1,421	1,250	13.7%	1,305	8.9%
Other (1) (2)	81	100	-19.0%	104	-22.1%	170	208	-18.3%	216	-21.3%

Total	$2,199	$2,007	9.6%	$2,092	5.1%	$4,583	$4,219	8.6%	$4,443	3.1%

(1)	Q2 2017 and YTD 2017 was revised to include $1 million and $13 million, respectively, representing the transfer of certain multinational accounts from the North America Commercial P&C Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.
(2)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. - Region	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$233	$205	$104	$202	$228	$438	$440	$746
Net premiums written	197	193	105	191	190	390	389	685
Net premiums earned	167	168	162	185	168	335	357	704
Losses and loss expenses	83	67	126	295	46	150	140	561
Policy acquisition costs	40	40	40	43	43	80	94	177
Administrative expenses	9	10	11	11	12	19	22	44

Underwriting income (loss)	35	51	(15)	(164)	67	86	101	(78)
Net investment income	65	64	66	80	65	129	127	273
Other income (expense)—operating	6	7	(1)	3	(1)	13	(1)	1

Segment income (loss)	$106	$122	$50	$(81)	$131	$228	$227	$196

CAY Underwriting income ex Cats	$28	$39	$32	$26	$39	$67	$81	$139
Combined ratio
Loss and loss expense ratio	49.4%	40.1%	78.9%	158.2%	27.8%	44.8%	39.3%	79.8%
Policy acquisition cost ratio	24.2%	23.6%	24.4%	23.4%	25.7%	23.9%	26.3%	25.1%
Administrative expense ratio	5.7%	5.8%	6.9%	5.8%	6.7%	5.7%	6.2%	6.3%

Combined ratio	79.3%	69.5%	110.2%	187.4%	60.2%	74.4%	71.8%	111.2%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.0%	47.7%	50.1%	46.5%	44.4%	50.4%	43.8%	46.0%
CAY underwriting and administrative expense ratio ex Cats	30.5%	29.3%	31.3%	35.7%	32.6%	29.9%	33.2%	33.2%

CAY combined ratio ex Cats	83.5%	77.0%	81.4%	82.2%	77.0%	80.3%	77.0%	79.2%

Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$—	$37	$—	$—	$—	$37
Catastrophe losses—pre-tax	$9	$2	$42	$268	$3	$11	$3	$313
Unfavorable (favorable) prior period development (PPD)—pre-tax (1)	$(16)	$(14)	$5	$(41)	$(31)	$(30)	$(23)	$(59)
% Change versus prior year period
Net premiums written as reported	3.8%	-3.0%	-8.2%	47.1%	-17.7%	0.4%	-9.9%	1.4%
Net premiums earned as reported	-0.6%	-11.0%	-3.4%	20.4%	-9.6%	-6.1%	-7.9%	-0.7%
Net premiums written constant $	1.5%	-4.8%	-9.3%	47.9%	-16.5%	-1.7%	-8.7%	2.2%
Net premiums earned constant $	-3.1%	-12.8%	-5.1%	20.0%	-8.1%	-8.2%	-6.7%	-0.4%
Other ratios
Net premiums written/gross premiums written	85%	94%	100%	95%	83%	89%	88%	92%

(1)	Q2 2018 and YTD 2018 favorable prior period development is net of $2 million and $3 million of unfavorable net premiums earned adjustments, respectively, and includes $1 million of favorable acquisition expense adjustments for both periods. YTD 2017 includes $7 million of favorable net premiums earned adjustments.

Global Reinsurance	Page 17

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$599	$592	$586	$568	$557	$1,191	$1,107	$2,261
Net premiums written	565	559	555	539	523	1,124	1,047	2,141
Net premiums earned	552	540	553	527	515	1,092	1,021	2,101
Losses and loss expenses	184	205	183	181	182	389	375	739
Policy benefits (1)	150	151	176	169	163	301	331	676
(Gains) losses from fair value changes in separate account assets (1)	10	(6)	(27)	(24)	(16)	4	(46)	(97)
Policy acquisition costs	138	128	154	132	130	266	244	530
Administrative expenses	80	78	77	77	77	158	149	303
Net investment income	85	83	83	78	77	168	152	313

Life Insurance underwriting income (2)	75	67	73	70	56	142	120	263
Other income (expense)—operating	2	(2)	(3)	(5)	(4)	—	(5)	(13)
Amortization expense of purchased intangibles	—	(1)	—	(1)	—	(1)	(1)	(2)

Segment income	$77	$64	$70	$64	$52	$141	$114	$248

% Change versus prior year period
Net premiums written	8.0%	6.7%	1.2%	1.1%	-0.7%	7.4%	0.4%	0.8%
Net premiums earned	7.2%	6.8%	3.5%	2.8%	0.8%	7.0%	1.2%	2.2%
Net premiums written constant $	6.5%	5.0%	0.3%	1.1%	-1.0%	5.8%	-0.1%	0.3%
Net premiums earned constant $	5.7%	5.0%	2.3%	2.8%	0.5%	5.4%	0.6%	1.6%

(1)

(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	2Q-18	2Q-17	% Change 2Q-18 vs. 2Q-17	Constant $ % Change 2Q-18 vs. 2Q-17	YTD-18	YTD-17	% Change YTD-18 vs. YTD-17	Constant $ % Change YTD-18 vs. YTD-17
International life insurance net premiums written	$220	$199	10.2%	7.9%	$437	$397	10.1%	7.1%
International life insurance deposits (3)	392	316	24.1%	21.1%	771	626	23.0%	19.0%

Total international life insurance net premiums written and deposits	$612	$515	18.7%	16.0%	$1,208	$1,023	18.0%	14.4%

International life insurance segment income	$25	$9	168.2%	188.3%	$42	$22	90.1%	95.9%

(3)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 18

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	48	11	140	89	45	59	56	285
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	70	72	80	64	65	142	123	267

Underwriting loss	(118)	(83)	(220)	(153)	(110)	(201)	(179)	(552)
Adjusted net investment income	10	10	13	11	13	20	25	49
Other expense—operating	(2)	(7)	(61)	(6)	(14)	(9)	(21)	(88)
Adjusted interest expense (1)	(177)	(169)	(168)	(162)	(160)	(346)	(326)	(656)
Amortization expense of purchased intangibles	(64)	(64)	(43)	(41)	(42)	(128)	(84)	(168)
2017 tax reform transition benefit	—	—	450	—	—	—	—	450
Income tax (expense) benefit ex 2017 tax reform transition benefit	(218)	(149)	(131)	61	(223)	(367)	(414)	(484)

Core operating loss	(569)	(462)	(160)	(290)	(536)	(1,031)	(999)	(1,449)
Chubb integration expenses, net of tax	(10)	(8)	(57)	(36)	(50)	(18)	(124)	(217)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(41)	(50)	(41)	(50)	(52)	(91)	(107)	(198)
Adjusted net realized gains (losses), net of tax (2)	92	43	142	76	227	135	274	492

Net loss	$(528)	$(477)	$(116)	$(300)	$(411)	$(1,005)	$(956)	$(1,372)

Unfavorable prior period development (PPD)—pre-tax	$45	$10	$138	$87	$43	$55	$53	$278

(1)	See Non-GAAP financial measures.
(2)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 19

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Losses and loss expenses incurred	5,016	870	4,146
Losses and loss expenses paid	(5,356)	(1,234)	(4,122)	99%
Other (incl. foreign exch. revaluation)	155	38	117

Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Losses and loss expenses incurred	5,458	971	4,487
Losses and loss expenses paid	(5,304)	(931)	(4,373)	97%
Other (incl. foreign exch. revaluation)	(515)	(127)	(388)

Balance at June 30, 2018	$62,778	$13,735	$49,043
Add net recoverable on paid losses	—	1,057	(1,057)

Balance including net recoverable on paid losses	$62,778	$14,792	$47,986

Loss Reserve Rollforward	Page 20

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2018	March 31 2018	December 31 2017
Reinsurance recoverable on paid losses and loss expenses
Active operations	$901	$972	$808
Brandywine and Other Run-off	238	271	286

Total	$1,139	$1,243	$1,094

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$12,763	$12,842	$12,992
Brandywine and Other Run-off	1,209	1,217	1,269

Total	$13,972	$14,059	$14,261

Gross reinsurance recoverable
Active operations	$13,664	$13,814	$13,800
Brandywine and Other Run-off	1,447	1,488	1,555

Total	$15,111	$15,302	$15,355

Provision for uncollectible reinsurance (1)
Active operations	$(189)	$(188)	$(183)
Brandywine and Other Run-off	(130)	(132)	(138)

Total	$(319)	$(320)	$(321)

Net reinsurance recoverable
Active operations	$13,475	$13,626	$13,617
Brandywine and Other Run-off	1,317	1,356	1,417

Total	$14,792	$14,982	$15,034

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.7 billion.

Reinsurance Recoverable	Page 21

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30 2018		March 31 2018		December 31 2017
Market Value
Fixed maturities available for sale	$77,963		$79,111		$78,939
Fixed maturities held to maturity	13,665		14,122		14,474
Short-term investments	3,171		2,874		3,561

Total fixed maturities	$94,799		$96,107		$96,974

Asset Allocation by Market Value
Treasury	$4,246	4%	$4,277	4%	$4,049	4%
Agency	651	1%	593	1%	564	1%
Corporate and asset-backed	27,150	29%	26,564	28%	27,215	28%
Mortgage-backed	18,068	19%	18,467	19%	18,032	19%
Municipal	17,827	19%	19,550	20%	20,766	21%
Non-U.S.	23,686	25%	23,782	25%	22,787	23%
Short-term investments	3,171	3%	2,874	3%	3,561	4%

Total fixed maturities	$94,799	100%	$96,107	100%	$96,974	100%

Credit Quality by Market Value
AAA	$14,952	16%	$14,723	15%	$15,512	16%
AA	36,292	38%	37,322	39%	37,407	39%
A	17,735	19%	18,306	19%	18,369	19%
BBB	12,473	13%	12,616	13%	12,377	13%
BB	7,788	8%	7,710	8%	7,941	8%
B	5,356	6%	5,235	6%	5,135	5%
Other	203	0%	195	0%	233	0%

Total fixed maturities	$94,799	100%	$96,107	100%	$96,974	100%

Cost/Amortized Cost
Fixed maturities available for sale	$78,546		$79,208		$77,835
Fixed maturities held to maturity	13,860		14,253		14,335
Short-term investments	3,171		2,874		3,561

Subtotal fixed maturities	95,577		96,335		95,731
Equity securities	933		948		737
Other investments	5,259		4,919		4,417

Total investment portfolio	$101,769		$102,202		$100,885

Avg. duration of fixed maturities	4.2 years		4.3 years		4.2 years
Avg. market yield of fixed maturities	3.4%		3.3%		2.9%
Avg. credit quality	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.4%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 22

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

	S&P Credit Rating
Mortgage-backed securities	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2018
Agency residential mortgage-backed (RMBS)	$—	$14,688	$—	$—	$—	$14,688
Non-agency RMBS	27	47	73	28	23	198
Commercial mortgage-backed	2,871	214	97	—	—	3,182

Total mortgage-backed securities at market value	$2,898	$14,949	$170	$28	$23	$18,068

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
Market Value at June 30, 2018	AAA	AA	A	BBB	Total
Asset-backed	$1,202	$128	$46	$29	$1,405
Banks	1	30	1,620	1,369	3,020
Basic Materials	—	—	99	212	311
Communications	—	162	225	1,179	1,566
Consumer, Cyclical	—	276	517	626	1,419
Consumer, Non-Cyclical	104	466	1,640	1,487	3,697
Diversified Financial Services	2	16	485	234	737
Energy	—	47	63	511	621
Industrial	—	26	722	567	1,315
Utilities	—	24	756	391	1,171
All Others	158	371	956	784	2,269

Total	$1,467	$1,546	$7,129	$7,389	$17,531

	S&P Credit Rating
	Below Investment Grade
Market Value at June 30, 2018	BB	B	CCC	Total
Asset-backed	$3	$2	$9	$14
Banks	—	—	—	—
Basic Materials	322	166	—	488
Communications	746	720	7	1,473
Consumer, Cyclical	1,093	614	39	1,746
Consumer, Non-Cyclical	803	1,219	42	2,064
Diversified Financial Services	191	137	—	328
Energy	700	255	9	964
Industrial	573	448	14	1,035
Utilities	217	39	—	256
All Others	765	470	16	1,251

Total	$5,413	$4,070	$136	$9,619

Investments 2	Page 23

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2018

	Market Value by S&P Credit Rating
Non-U.S. Government Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,360	$—	$—	$—	$1,360
Republic of Korea	—	1,091	—	—	—	1,091
Canada	975	—	—	—	—	975
Federative Republic of Brazil	—	—	—	—	713	713
Province of Ontario	—	9	628	—	—	637
United Mexican States	—	—	395	123	—	518
Federal Republic of Germany	512	—	—	—	—	512
Province of Quebec	—	502	—	—	—	502
Kingdom of Thailand	—	—	435	—	—	435
French Republic	—	314	—	—	—	314
Other Non-U.S. Government Securities	942	1,025	876	559	954	4,356

Total	$2,429	$4,301	$2,334	$682	$1,667	$11,413

	Market Value by S&P Credit Rating
Non-U.S. Corporate Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$130	$91	$670	$938	$300	$2,129
Canada	110	206	381	496	317	1,510
United States (1)	3	25	183	366	471	1,048
France	6	46	537	329	29	947
Australia	123	197	369	141	10	840
Netherlands	66	10	330	171	61	638
Germany	134	39	136	272	32	613
Switzerland	49	17	179	187	25	457
Japan	—	35	406	7	—	448
Sweden	64	186	67	20	10	347
Other Non-U.S. Corporate Securities	371	298	1,145	918	564	3,296

Total	$1,056	$1,150	$4,403	$3,845	$1,819	$12,273

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 24

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2018	Market Value	Rating
1	Wells Fargo & Co	$535	A-
2	AT&T Inc	455	BBB
3	JP Morgan Chase & Co	411	A-
4	Goldman Sachs Group Inc	382	BBB+
5	Anheuser-Busch InBev NV	362	A-
6	Verizon Communications Inc	330	BBB+
7	Bank of America Corp	321	A-
8	HSBC Holdings Plc	303	A
9	Morgan Stanley	302	BBB+
10	General Electric Co	280	A

Investments 4	Page 25

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities (1)	$(81)	$12	$(69)	$(497)	$62	$(435)	$(578)	$74	$(504)
Fixed income derivatives	24	(3)	21	—	—	—	24	(3)	21
Public equity	5	(1)	4	—	—	—	5	(1)	4
Private equity	96	(6)	90	—	—	—	96	(6)	90
Mark-to-market on public and private equity (2)	(18)	—	(18)	—	—	—	(18)	—	(18)

Total investment portfolio	26	2	28	(497)	62	(435)	(471)	64	(407)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (3)	(3)	—	(3)	—	—	—	(3)	—	(3)
Foreign exchange	140	(27)	113	(574)	4	(570)	(434)	(23)	(457)
Partially-owned entities (4)	—	—	—	—	—	—	—	—	—
Other (5)	(57)	11	(46)	(17)	5	(12)	(74)	16	(58)

Net gains (losses)	$106	$(14)	$92	$(1,088)	$71	$(1,017)	$(982)	$57	$(925)

(1)	Other-than-temporary impairments for the quarter in realized gains (losses) were $4 million for fixed maturities.
(2)

Effective Q1 2018, the company adopted new guidance that requires the recognition of mark-to-market changes of public equities and cost-method private equities to be recognized through realized gains (losses) on the income statement. Previously these unrealized gains (losses) were recorded through other comprehensive income (loss) on the balance sheet.

(3)	The quarter includes $44 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(5)

Other realized losses primarily include $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018 and $22 million related to lease impairments. Other unrealized losses are primarily related to the company’s post-retirement programs.

	Three months ended June 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$23	$(8)	$15	$423	$(141)	$282	$446	$(149)	$297
Fixed income derivatives	(16)	2	(14)	—	—	—	(16)	2	(14)
Public equity	2	(1)	1	15	(4)	11	17	(5)	12
Private equity	145	(9)	136	(4)	(3)	(7)	141	(12)	129

Total investment portfolio (6)	154	(16)	138	434	(148)	286	588	(164)	424
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (7)	80	—	80	—	—	—	80	—	80
Foreign exchange	14	(3)	11	102	(4)	98	116	(7)	109
Partially-owned entities (8)	(2)	—	(2)	—	—	—	(2)	—	(2)
Other (9)	—	—	—	(35)	21	(14)	(35)	21	(14)

Net gains (losses)	$246	$(19)	$227	$501	$(131)	$370	$747	$(150)	$597

(6)	Other-than-temporary impairments for the quarter in realized gains (losses) include $4 million for fixed maturities, $3 million for public equity and $1 million for private equity.
(7)	The quarter includes $38 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(8)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(9)	Other unrealized losses are primarily related to the company’s post-retirement programs.

Net Gains (Losses)	Page 26

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities (1)	$(104)	$15	$(89)	$(1,708)	$285	$(1,423)	$(1,812)	$300	$(1,512)
Fixed income derivatives	41	(4)	37	—	—	—	41	(4)	37
Public equity	15	(3)	12	—	—	—	15	(3)	12
Private equity	140	(15)	125	—	—	—	140	(15)	125
Mark-to-market on public and private equity (2)	(10)	3	(7)	—	—	—			—

Total investment portfolio	82	(4)	78	(1,708)	285	(1,423)	(1,626)	281	(1,345)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (3)	57	—	57	—	—	—	57	—	57
Foreign exchange	63	(18)	45	(177)	(15)	(192)	(114)	(33)	(147)
Partially-owned entities (4)	(1)	—	(1)	—	—	—	(1)	—	(1)
Other (5)	(55)	11	(44)	(40)	9	(31)	(95)	20	(75)

Net gains (losses)	$146	$(11)	$135	$(1,925)	$279	$(1,646)	$(1,779)	$268	$(1,511)

(1)	Year to date other-than-temporary impairments in realized gains (losses) were $5 million for fixed maturities.
(2)

Effective Q1 2018, the company adopted new guidance that requires the recognition of mark-to-market changes of public equities and cost-method private equities to be recognized through realized gains (losses) on the income statement. Previously these unrealized gains (losses) were recorded through other comprehensive income (loss) on the balance sheet.

(3)	Year to date includes $22 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(5)

Other realized losses primarily include $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018 and $22 million related to lease impairments. Other unrealized losses are primarily related to the company’s post-retirement programs.

	Six months ended June 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed maturities	$11	$(2)	$9	$679	$(236)	$443	$690	$(238)	$452
Fixed income derivatives	(10)	8	(2)	—	—	—	(10)	8	(2)
Public equity	6	(1)	5	43	(14)	29	49	(15)	34
Private equity	195	(27)	168	27	(6)	21	222	(33)	189

Total investment portfolio (6)	202	(22)	180	749	(256)	493	951	(278)	673
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (7)	99	—	99	—	—	—	99	—	99
Foreign exchange	(5)	3	(2)	236	(7)	229	231	(4)	227
Partially-owned entities (8)	(8)	2	(6)	—	—	—	(8)	2	(6)
Other (9)	3	—	3	(55)	17	(38)	(52)	17	(35)

Net gains (losses)	$291	$(17)	$274	$930	$(246)	$684	$1,221	$(263)	$958

(6)	Year to date other-than-temporary impairments in realized gains (losses) include $10 million for fixed maturities, $8 million for public equity and $9 million for private equity.
(7)	Year to date includes $112 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(8)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(9)	Other unrealized losses are primarily related to the company’s post-retirement programs.

Net Gains (Losses) 2	Page 27

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	June 30 2018	March 31 2018	December 31 2017	December 31 2016
Financial Debt:
Total short-term debt (1) (2)	$600	$1,669	$1,013	$500
Total long-term debt (2)	12,184	12,786	11,556	12,610

Total financial debt	$12,784	$14,455	$12,569	$13,110
Hybrid debt:
Total trust preferred securities	308	308	308	308

Total	$13,092	$14,763	$12,877	$13,418

Capitalization:
Shareholders’ equity	$50,971	$51,287	$51,172	$48,275
Hybrid debt	308	308	308	308
Financial debt	12,784	14,455	12,569	13,110

Total capitalization	$64,063	$66,050	$64,049	$61,693

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%
Financial debt	20.0%	21.9%	19.6%	21.3%

Total hybrid & financial debt	20.5%	22.4%	20.1%	21.8%

Note: As of June 30, 2018, there was $0.4 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	During Q2 2018, the $1.0 billion junior subordinated capital securities were redeemed and the $600 million 5.75% senior notes matured and were fully paid.
(2)	During Q2 2018, the $500 million 5.9% senior notes were reclassified to short-term debt.

Debt and Capital	Page 28

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2018	2017	2018	2017
Numerator
Core operating income to common shares	$1,253	$1,180	$2,350	$2,355
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(52)	(72)	(111)	(151)
Tax benefit on amortization adjustment	11	20	20	44
Chubb integration expenses, pre-tax	(13)	(72)	(23)	(183)
Tax benefit on Chubb integration expenses	3	22	5	59
Adjusted net realized gains (losses), pre-tax	106	246	146	291
Tax expense on adjusted net realized gains (losses)	(14)	(19)	(11)	(17)

Net income	$1,294	$1,305	$2,376	$2,398

Rollforward of Common Shares Outstanding
Shares—beginning of period	465,831,486	467,223,019	463,833,179	465,968,716
Repurchase of shares	(2,443,855)	(2,381,566)	(2,443,855)	(3,417,630)
Shares issued, excluding option exercises	19,978	107,167	1,595,767	1,791,540
Issued for option exercises	94,555	426,521	517,073	1,032,515

Shares—end of period	463,502,164	465,375,141	463,502,164	465,375,141

Denominator
Weighted average shares outstanding (2)	465,276,597	467,981,077	465,488,724	468,244,458
Effect of other dilutive securities	3,103,727	3,872,860	3,489,013	3,900,678

Adj. wtd. avg. shares outstanding and assumed conversions	468,380,324	471,853,937	468,977,737	472,145,136

Basic earnings per share
Core operating income	$2.69	$2.52	$5.05	$5.03
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.11)	(0.19)	(0.23)
Chubb integration expenses, net of tax	(0.02)	(0.11)	(0.04)	(0.26)
Adjusted net realized gains (losses), net of tax	0.20	0.49	0.28	0.58

Net income	$2.78	$2.79	$5.10	$5.12

Diluted earnings per share
Core operating income	$2.68	$2.50	$5.01	$4.99
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.11)	(0.19)	(0.23)
Chubb integration expenses, net of tax	(0.02)	(0.10)	(0.04)	(0.26)
Adjusted net realized gains (losses), net of tax	0.19	0.48	0.29	0.58

Net income	$2.76	$2.77	$5.07	$5.08

(1)	Related to the acquisition of The Chubb Corporation.
(2)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings Per Share	Page 29

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	June 30 2018	March 31 2018	December 31 2017	June 30 2017
Shareholders’ equity	$50,971	$51,287	$51,172	$50,349
Less: goodwill and other intangible assets, net of tax	20,380	20,706	20,621	19,994

Numerator for tangible book value per share	$30,591	$30,581	$30,551	$30,355

Book value—% change over prior quarter	-0.6%	0.2%	1.4%	2.3%
Tangible book value—% change over prior quarter	0.0%	0.1%	1.2%	3.9%
Denominator	463,502,164	465,831,486	463,833,179	465,375,141

Book value per common share	$109.97	$110.10	$110.32	$108.19
Tangible book value per common share	$66.00	$65.65	$65.87	$65.23
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$51,287	$51,172	$50,471	$49,224
Core operating income	1,253	1,097	1,489	1,180
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(41)	(50)	(41)	(52)
Chubb integration expenses, net of tax	(10)	(8)	(57)	(50)
Adjusted net realized gains (losses), net of tax (2)	92	43	142	227
Net unrealized gains (losses) on the investment portfolio	(435)	(988)	(193)	286
Repurchase of shares	(324)	—	(123)	(335)
Dividend declared on common shares	(339)	(332)	(330)	(332)
Cumulative translation	(570)	378	(411)	98
Postretirement benefit liability	(13)	(18)	78	(14)
Other (3)	71	(7)	147	117

	$50,971	$51,287	$51,172	$50,349

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 30

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and core operating income (loss) on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

Adjusted net realized gains (losses), net of tax includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses. The P&C combined ratio includes adjusted losses and loss expenses in the ratio numerator.

In presenting our segment income (loss) results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and adjusted operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 34-37.

P&C combined ratio is the sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

CAY P&C combined ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses. The denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated adjusted operating results (including corporate) and exclude the adjusted operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Core operating income (loss) is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude adjusted realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income (loss), as well.

Core operating income excluding catastrophe losses excludes the impact of catastrophe losses due to the significant size and number of these events which could obscure the underlying operating results. We believe this measure provides a better evaluation of our operating performance and enhances the understanding of the trends in our property and casualty business. Core operating income with expected level of catastrophe losses is a non-GAAP financial measure which excludes catastrophe losses above or below management’s view of typical catastrophe losses for that period. The adjustment for normalized catastrophe activity reduces the unusually large impact of catastrophe activity which could obscure our underlying performance. Current accident year core operating income excluding catastrophe losses is core operating income adjusted to exclude catastrophe losses and prior period development (PPD). We believe it is useful to exclude catastrophe losses, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our underlying performance. Core operating income, Core operating income excluding catastrophe losses, Core operating income with expected level of catastrophe losses, and Current accident year core operating income excluding catastrophe losses should not be viewed as a substitute for net income determined in accordance with GAAP. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on Chubb integration expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator is core operating income (loss), before tax. Core operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Book value per common share, net of tax is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, net of tax is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. In addition, we disclose per share measures for book value and tangible book value that exclude the impact of foreign currency fluctuations in order to adjust for the distortive effects of fluctuations in exchange rates. Adjusted book value per common share, net of tax, excludes unrealized investment gains (losses). Adjusted tangible book value per common share, net of tax, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses). We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes. We believe these measures are meaningful to understanding growth in book and tangible book value by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written excluding merger-related actions is a non-GAAP performance measure. Since the acquisition of The Chubb Corporation, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We believe that these measures are meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 31

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) or ROE calculated using core operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. Core operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

	2Q-18	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Net income	$1,294	$1,305	$2,376	$2,398	$3,861
Core operating income	$1,253	$1,180	$2,350	$2,355	$3,784
Equity—beginning of period, as reported	$51,287	$49,224	$51,172	$48,275	$48,275
Less: unrealized gains on investments, net of deferred tax (1)	45	1,265	1,033	1,058	1,058

Equity—beginning of period, as adjusted	$51,242	$47,959	$50,139	$47,217	$47,217

Equity—end of period, as reported	$50,971	$50,349	$50,971	$50,349	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	(390)	1,551	(390)	1,551	1,450

Equity—end of period, as adjusted	$51,361	$48,798	$51,361	$48,798	$49,722

Weighted average equity, as reported	$51,129	$49,787	$51,072	$49,312	$49,724
Weighted average equity, as adjusted	$51,302	$48,379	$50,750	$48,008	$48,470
ROE	10.1%	10.5%	9.3%	9.7%	7.8%
Core operating ROE	9.8%	9.8%	9.3%	9.8%	7.8%

(1)	During Q1 2018, the company adopted new guidance that requires the reclassification of $417 million of unrealized appreciation to beginning retained earnings related to public equities and cost-method private equities. Refer to footnote 2 on pages 26 and 27 for further information.

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the core operating effective tax rate:

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Tax expense (benefit), as reported	$218	$135	$(382)	$(85)	$200	$353	$328	$(139)
Less: tax benefit on amortization of fair value of acquired invested assets and debt (1)	(11)	(9)	(23)	(18)	(20)	(20)	(44)	(85)
Less: tax benefit on Chubb integration expenses	(3)	(2)	(20)	(14)	(22)	(5)	(59)	(93)
Less: tax expense (benefit) on adjusted net realized gains (losses)	14	(3)	(20)	8	19	11	17	5

Tax expense (benefit), adjusted	$218	$149	$(319)	$(61)	$223	$367	$414	$34

Income (loss) before tax, as reported	$1,512	$1,217	$1,151	$(155)	$1,505	$2,729	$2,726	$3,722
Less: amortization of fair value of acquired invested assets and debt (1)	(52)	(59)	(64)	(68)	(72)	(111)	(151)	(283)
Less: Chubb integration expenses	(13)	(10)	(77)	(50)	(72)	(23)	(183)	(310)
Less: adjusted realized gains (losses)	10	(4)	—	(5)	103	6	96	91
Less: realized gains (losses) related to unconsolidated entities	96	44	122	89	143	140	195	406

Core operating income (loss) before tax	$1,471	$1,246	$1,170	$(121)	$1,403	$2,717	$2,769	$3,818

Effective tax rate	14.4%	11.1%	-33.1%	54.7%	13.3%	12.9%	12.0%	-3.7%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.2%	0.2%	3.7%	8.6%	0.6%	0.2%	0.8%	2.3%
Adjustment for tax impact of Chubb integration expenses	0.1%	0.1%	3.8%	6.6%	0.8%	0.1%	1.2%	2.6%
Adjustment for tax impact of adjusted net realized gains (losses)	0.1%	0.6%	-1.6%	-19.0%	1.3%	0.3%	1.0%	-0.3%

Core operating effective tax rate	14.8%	12.0%	-27.2%	50.9%	16.0%	13.5%	15.0%	0.9%

(1)	Related to the acquisition of The Chubb Corporation.

Core operating income (loss)

The following table presents the reconciliation of Net income (loss) to Core operating income (loss):

	2Q-18	1Q-18	4Q-17	3Q-17	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Net income (loss), as reported	$1,294	$1,082	$1,533	$(70)	$1,305	$2,376	$2,398	$3,861
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(52)	(59)	(64)	(68)	(72)	(111)	(151)	(283)
Tax benefit on amortization adjustment	11	9	23	18	20	20	44	85
Chubb integration expenses, pre-tax	(13)	(10)	(77)	(50)	(72)	(23)	(183)	(310)
Tax benefit on Chubb integration expenses	3	2	20	14	22	5	59	93
Adjusted net realized gains (losses)	10	(4)	—	(5)	103	6	96	91
Net realized gains (losses) related to unconsolidated entities (2)	96	44	122	89	143	140	195	406
Tax benefit (expense) on adjusted net realized gains (losses)	(14)	3	20	(8)	(19)	(11)	(17)	(5)

Core operating income (loss)	$1,253	$1,097	$1,489	$(60)	$1,180	$2,350	$2,355	$3,784

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 32

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating income measures

	2Q-18	2Q-17	% Change 2Q-18 vs. 2Q-17	YTD 2018	YTD 2017	% Change YTD-18 vs YTD-17	Full Year 2017
Core operating income	$1,253	$1,180		$2,350	$2,355		$3,784
Less: Catastrophe losses, after-tax	(173)	(152)		(476)	(316)		(2,171)

Core operating income ex Cats	$1,426	$1,332	7.0%	$2,826	$2,671	5.8%	$5,955
Less: Prior period development, after-tax	158	144		324	299		634

Core operating income ex Cats and PPD	$1,268	$1,188		$2,502	$2,372		$5,321

Core operating income	$1,253	$1,180		$2,350	$2,355		$3,784
Add: Actual Cats above (below) expected levels, after-tax	(10)	(13)		125	(5)		1,455

Core operating income w/ expected level of Cats	$1,243	$1,167	6.5%	$2,475	$2,350	5.4%	$5,239

Diluted earnings per share

Core operating income ex Cats	$3.05	$2.82	8.2%	$6.03	$5.66	6.5%	$12.64

Core operating income ex Cats and PPD	$2.71	$2.52	7.5%	$5.34	$5.02	6.4%	$11.29

Core operating income w/ expected level of Cats	$2.65	$2.47	7.3%	$5.28	$4.98	6.0%	$11.12

Core operating ROE with expected level of Cats
	2Q-18	2Q-17	YTD 2018	YTD 2017	Full Year 2017
Equity - beginning of period, as reported	$51,287	$49,224	$51,172	$48,275	$48,275
Less: unrealized gains on investments, net of deferred tax	45	1,265	1,033	1,058	1,058

Equity - beginning of period, as adjusted	$51,242	$47,959	$50,139	$47,217	$47,217

Equity - end of period, as reported	$50,971	$50,349	$50,971	$50,349	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	(390)	1,551	(390)	1,551	1,450

Equity - end of period, as adjusted	$51,361	$48,798	$51,361	$48,798	$49,722

Add: Actual Cats above (below) expected levels, after-tax	(10)	(13)	125	(5)	1,455

Equity - end of period, as adjusted, w/ expected level of Cats	$51,351	$48,785	$51,486	$48,793	$51,177

Weighted average equity, as reported	$51,129	$49,787	$51,072	$49,312	$49,724
Weighted average equity, as adjusted	$51,302	$48,379	$50,750	$48,008	$48,470
Weighted average equity, as adjusted, w/ expected level of Cats	$51,297	$48,372	$50,813	$48,005	$49,197
ROE	10.1%	10.5%	9.3%	9.7%	7.8%
Core operating ROE	9.8%	9.8%	9.3%	9.8%	7.8%
Core operating ROE, w/ expected level of Cats	9.7%	9.7%	9.7%	9.8%	10.6%

Reconciliation of Book Value and Tangible Book Value per Share, excluding Unrealized Gains (Losses) on Investments
	June 30 2018	March 31 2018	January 1 2018	% Change QTD 2018	% Change YTD 2018
Adjusted book value	$51,361	$51,242	$50,139
Less: goodwill and other intangible assets, net of tax	20,380	20,706	20,621

Adjusted tangible book value	$30,981	$30,536	$29,518

Denominator	463,502,164	465,831,486	463,833,179

Adjusted book value per share	$110.81	$110.00	$108.10	0.7%	2.5%
Adjusted tangible book value per share	$66.84	$65.55	$63.64	2.0%	5.0%

P&C combined ratio with expected level of Cats
	2Q-18	2Q-17	YTD 2018	YTD 2017	Full Year 2017
P&C combined ratio	88.4%	88.0%	89.2%	87.8%	94.7%
Less: Catastrophe losses	3.0%	3.0%	4.4%	3.1%	10.2%
Less: Prior period development	-2.7%	-2.5%	-3.0%	-3.1%	-3.1%

P&C CAY combined ratio excluding Cats	88.1%	87.5%	87.8%	87.8%	87.6%
Add: Expected level of Cats	3.2%	3.2%	3.2%	3.1%	3.4%

P&C CAY combined ratio w/ expected level of Cats	91.3%	90.7%	91.0%	90.9%	91.0%
Add: Prior period development	-2.7%	-2.5%	-3.0%	-3.1%	-3.1%

P&C combined ratio w/ expected level of Cats	88.6%	88.2%	88.0%	87.8%	87.9%

Reconciliation Non-GAAP 3	Page 33

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and PPD.

Q2 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,084	$728	$289	$1,071	$83	$48	$4,303
Realized (gains) losses on crop derivatives		—	—	(8)	—	—	—	(8)

Adjusted losses and loss expenses	A	$2,084	$728	$281	$1,071	$83	$48	$4,295

Catastrophe losses		(73)	(101)	(2)	(26)	(9)	—	(211)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		155	(7)	—	72	16	(45)	191
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	—	—	2	—	(9)
Expense adjustments—unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD—gross of related adjustments—favorable (unfavorable)		144	(7)	—	72	17	(45)	181

CAY loss and loss expense ex Cats	B	$2,155	$620	$279	$1,117	$91	$3	$4,265

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$701	$296	$27	$850	$49	$70	$1,993
Expense adjustments—favorable (unfavorable)		—	—	—	—	1	—	1

Policy acquisition costs and administrative expenses, adjusted	D	$701	$296	$27	$850	$50	$70	$1,994

Denominator
Net premiums earned	E	$3,277	$1,156	$351	$2,161	$167		$7,112
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	—	—	2		(9)

Net premiums earned excluding adjustments	F	$3,266	$1,156	$351	$2,161	$169		$7,103

P&C Combined ratio
Losses and loss expense ratio	A/E	63.6%	63.0%	80.0%	49.6%	49.4%		60.4%
Policy acquisition costs and administrative expense ratio	C/E	21.4%	25.6%	7.9%	39.3%	29.9%		28.0%

P&C Combined ratio		85.0%	88.6%	87.9%	88.9%	79.3%		88.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.0%	53.7%	79.3%	51.7%	53.0%		60.0%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	21.4%	25.6%	7.9%	39.3%	30.5%		28.1%

CAY P&C combined ratio ex Cats		87.4%	79.3%	87.2%	91.0%	83.5%		88.1%

Combined ratio
Combined ratio								88.5%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C Combined ratio								88.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 34

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$3,992	$1,614	$236	$2,149	$150	$59	$8,200
Realized (gains) losses on crop derivatives		—	—	(10)	—	—	—	(10)

Adjusted losses and loss expenses	A	$3,992	$1,614	$226	$2,149	$150	$59	$8,190

Catastrophe losses		(151)	(385)	(3)	(41)	(11)	—	(591)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		256	(1)	76	94	30	(55)	400
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	40	—	3	—	32
Expense adjustments—unfavorable (favorable)		6	—	(4)	—	(1)	—	1
PPD reinstatement premiums		4	—	—	—	—	—	4

PPD—gross of related adjustments—favorable (unfavorable)		255	(1)	112	94	32	(55)	437

CAY loss and loss expense ex Cats	B	$4,096	$1,228	$335	$2,202	$171	$4	$8,036

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,404	$598	$23	$1,677	$99	$142	$3,943
Expense adjustments—favorable (unfavorable)		(6)	—	4	—	1	—	(1)

Policy acquisition costs and administrative expenses, adjusted	D	$1,398	$598	$27	$1,677	$100	$142	$3,942

Denominator
Net premiums earned	E	$6,306	$2,296	$394	$4,268	$335		$13,599
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	40	—	3		32
Reinstatement premiums expensed on PPD		4	—	—	—	—		4

Net premiums earned excluding adjustments	F	$6,299	$2,296	$434	$4,268	$338		$13,635

P&C Combined ratio
Losses and loss expense ratio	A/E	63.3%	70.3%	57.4%	50.4%	44.8%		60.2%
Policy acquisition costs and administrative expense ratio	C/E	22.3%	26.0%	5.9%	39.2%	29.6%		29.0%

P&C Combined ratio		85.6%	96.3%	63.3%	89.6%	74.4%		89.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.0%	53.5%	77.3%	51.6%	50.4%		58.9%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	22.2%	26.0%	6.2%	39.3%	29.9%		28.9%

CAY P&C combined ratio ex Cats		87.2%	79.5%	83.5%	90.9%	80.3%		87.8%

Combined ratio
Combined ratio								89.3%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C Combined ratio								89.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 35

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q2 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,936	$683	$290	$964	$46	$45	$3,964
Realized (gains) losses on crop derivatives		—	—	2	—	—	—	2

Adjusted losses and loss expenses	A	$1,936	$683	$292	$964	$46	$45	$3,966

Catastrophe losses		(102)	(77)	(8)	(10)	(3)	—	(200)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		131	(37)	—	88	31	(43)	170
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	—	—	—	—	2

PPD—gross of related adjustments—favorable (unfavorable)		133	(37)	—	88	31	(43)	172

CAY loss and loss expense ex Cats	B	$1,967	$569	$284	$1,042	$74	$2	$3,938

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$705	$296	$29	$798	$55	$65	$1,948

Policy acquisition costs and administrative expenses, adjusted	D	$705	$296	$29	$798	$55	$65	$1,948

Denominator
Net premiums earned	E	$3,099	$1,093	$344	$2,018	$168		$6,722
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	—	—	—		2

Net premiums earned excluding adjustments	F	$3,101	$1,093	$344	$2,018	$168		$6,724

P&C Combined ratio
Losses and loss expense ratio	A/E	62.5%	62.4%	85.2%	47.8%	27.8%		59.0%
Policy acquisition costs and administrative expense ratio	C/E	22.7%	27.2%	8.1%	39.5%	32.4%		29.0%

P&C Combined ratio		85.2%	89.6%	93.3%	87.3%	60.2%		88.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.4%	52.1%	83.0%	51.6%	44.4%		58.6%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	22.7%	27.2%	8.1%	39.6%	32.6%		28.9%

CAY P&C combined ratio ex Cats		86.1%	79.3%	91.1%	91.2%	77.0%		87.5%

Combined ratio
Combined ratio								88.0%
Add: impact of gains and losses on crop derivatives								0.0%

P&C Combined ratio								88.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 36

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$3,796	$1,316	$217	$2,035	$140	$56	$7,560
Realized (gains) losses on crop derivatives		—	—	2	—	—	—	2

Adjusted losses and loss expenses	A	$3,796	$1,316	$219	$2,035	$140	$56	$7,562

Catastrophe losses		(185)	(145)	(13)	(60)	(3)	—	(406)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		310	(34)	79	76	23	(53)	401
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	61	—	(7)	—	56
Expense adjustments—unfavorable (favorable)		—	—	(5)	—	—	—	(5)
PPD reinstatement premiums		9	—	—	—	—	—	9

PPD—gross of related adjustments—favorable (unfavorable)		321	(34)	135	76	16	(53)	461

CAY loss and loss expense ex Cats	B	$3,932	$1,137	$341	$2,051	$153	$3	$7,617

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,423	$578	$23	$1,572	$116	$123	$3,835
Expense adjustments—favorable (unfavorable)		—	—	5	—	—	—	5

Policy acquisition costs and administrative expenses, adjusted	D	$1,423	$578	$28	$1,572	$116	$123	$3,840

Denominator
Net premiums earned	E	$6,140	$2,179	$358	$3,954	$357		$12,988
Net premiums earned adjustments on PPD—unfavorable (favorable)		2	—	61	—	(7)		56
Reinstatement premiums expensed on PPD		9	—	—	—	—		9

Net premiums earned excluding adjustments	F	$6,151	$2,179	$419	$3,954	$350		$13,053

P&C Combined ratio
Losses and loss expense ratio	A/E	61.8%	60.4%	61.3%	51.5%	39.3%		58.2%
Policy acquisition costs and administrative expense ratio	C/E	23.2%	26.5%	6.4%	39.7%	32.5%		29.6%

P&C Combined ratio		85.0%	86.9%	67.7%	91.2%	71.8%		87.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.9%	52.2%	81.7%	51.9%	43.8%		58.4%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	23.1%	26.6%	6.5%	39.7%	33.2%		29.4%

CAY P&C combined ratio ex Cats		87.0%	78.8%	88.2%	91.6%	77.0%		87.8%

Combined ratio
Combined ratio								87.8%
Add: impact of gains and losses on crop derivatives								0.0%

P&C Combined ratio								87.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 37

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including realized gains and losses on crop derivatives.

Core operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

NM: Not meaningful.

Glossary	Page 38